RIOT

Riot Blockchain, Inc.

NASDAQ: RIOT / DEC 8, 2021

FORWARD LOOKING STATEMENTS

Statements in this presentation that are not historical facts are forward-looking statements that reflect management's current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipates," "believes," "plans," "expects," "intends," "will," "potential," "hope," and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements due to various risks and uncertainties.

These forward-looking statements may include, but are not limited to, statements about the benefits of our acquisitions, including financial and operating results, and the Company's plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in forward-looking statements include, but are not limited to: unaudited estimates of BTC production; our future hash rate growth (EH/s); our expected schedule of new miner deliveries; our ability to successfully deploy new miners; our megawatts of capacity under development; the integration of acquired businesses may not be successful, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; failure to otherwise realize anticipated efficiencies and strategic and financial benefits from our acquisitions; and the impact of COVID-19 on us, our customers, or on our suppliers in connection with our estimated timelines.

Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this presentation may be found in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our other filings with the SEC, including, but not limited to the additional risk factors set forth in the Company's Current Report on Form 8-K filed with the SEC on May 26, 2021, copies of which may be obtained from the SEC's website at www.sec.gov. All forward-looking statements included in this presentation are made only as of the date of this presentation, and the Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this presentation are cautioned not to place undue reliance on forward-looking statements.

Riot's mission is to become one of the most relevant and significant companies supporting the Bitcoin network and greater Bitcoin ecosystem

INVESTMENT HIGHLIGHTS

A trailblazing US Bitcoin **mining platform**

Serves as a **public vehicle for investors seeking exposure** to Bitcoin

Clear and significantly **de-risked pathway** for expansion

Demonstrated **track record of success** across organization

Riot provides a best-in-class Bitcoin mining investment opportunity

RIOT AT-A-GLANCE

Ticker Symbol NASDAQ	RIOT
Share Price	$29.68[1]
Shares Issued & Outstanding	115.9 MILLION[2]
Avg. Daily Trading Volume	14.12 MILLION[3]
Net Cash	$57.9 MILLION[4]
BTC Held on Balance Sheet	4,464 BTC[5]
Current Riot Hashing Capacity	3.0 EH/S[6]
Future Riot Hashing Capacity	9.0 EH/S[7]

2021 Q3: THREE MONTHS ENDED SEPT 30, 2021	
Total Bitcoin Mined	1,292
Average Bitcoin Mined Daily	14.0
Bitcoin Mining Direct Margin	75.7%
Total Revenue	$64.8 MILLION
Avg. Direct Cost / Bitcoin Mined	$10,096
Net Income (loss)	$(15.3) MILLION
Adjusted EBITDA[8]	$37.6 MILLION[9]

(1) As of 12/7/21; (2) As of 11/12/21; (3) 90-day average as of 12/7/21; (4) as of 9/30/21; (5) as of 11/30/21; (6) 12/2/21 press release; (7) Estimated by Q4 2022; (8) Non-GAAP figure defined on slide 28; (9) Non-GAAP figure reconciled to GAAP income on slide 28.

Riot:

a leader in Bitcoin mining

Riot's leading position is driven by North America's largest Bitcoin mining facility

WHINSTONE US

100 ACRES
Rockdale, Texas

750 MW
total capacity

2.4c/kWh[1]
industry-leading power rate

150+
employees forming the talented execution team

(1) During 2021 Q3, based on power strategy consisting of long-term PPA, ancilary services revenue, and real-time power procurement. Subject to change based on market conditions.

A PROVEN LEADER IN EXECUTION

2018

Riot began mining Bitcoin at 12 MW Oklahoma City facility, which it operated until mid-2020

2020

Riot moved its entire mining fleet to Coinmint's Bitcoin mining hosting facility in Massena, NY, with over 51 MW currently live

2021

Acquired a 300 MW Bitcoin mining hosting facility in Rockdale, Texas

2021+

Initiated 400 MW expansion, building facility to 700 MW of Bitcoin mining infrastructure

A LEADER IN
DEVELOPED CAPACITY


DEVELOPED CAPACITY BY YEAR-END 2021 (MW)
600
500
400
300
200
100
0
512
350
144
106
106
105
80
60
50
20
CORE SCIENTIFIC (1)
(2)
(3)
Bitfarms (4)
MARATHON (5)
HIVE (6)
Cipher (7)
TERAWULF (8)
argo (9)

(1) July 2021 investor presentation; (2) September 2021 investor presentation; (3) March 2021 merger presentation; (4) November 15, 2021 press release; (5) September 2021 investor presentation; (6) Company website & press releases; (7) March 2021 merger presentation; (8) August 2, 2021 press release; (9) Company website.

A LEADER IN
FUTURE CAPACITY



(MW)
800
700
600
500
400
300
200
100
0
2021 Q3
2021 Q4
2022 Q1
2022 Q2
2022 Q3
2022 Q4
HOSTING
RIOT SELF-MINING
AVAILABLE CAPACITY

In June 2021, Riot commenced a substantial expansion project at the Whinstone facility to more than double the site's capacity

- Four new buildings, totaling approximately **240,000 ft²** and adding **400 MW** of capacity
- Expansion is anticipated to provide the capacity to house approximately **112,000** S19 series Antminers when completed
- First portion expected to be completed **2022 Q1**, and the balance by **2022 Q2**

When completed, this expansion will increase Whinstone's industry-leading power capacity to 700 MW

Note: Forecast period estimates based on contracted capacity. For four-building 400 MW expansion, the two air-cooled buildings are estimated to cost $30 million per building development, inclusive of high-voltage transformer. The two immersion-cooled buildings are estimated to cost $50 million per building development, inclusive of high-voltage transformers. Final expenses for all buildings subject to market price for required goods and services.

A LEADER IN

SELF-MINED BITCOIN PRODUCTION



BTC MINED YTD
4,000
3,000
2,000
1,000
0
3,387
3,271
3,089
2,712
2,262
1,646
1,520
1,257
0
0
(1)
CORE SCIENTIFIC (2)
Bitfarms (3)
MARATHON (4)
HUT 8 (5)
argo (6)
HIVE (7)
GREENIDGE (8)
Cipher (9)
TERAWULF (10)

(1) As of 11/30/21; (2) As of 9/30/21. July 2021 investor presentation and 10/19/21 analyst event presentation; (3) 12/1/21 press release; (4) 12/3/21 press release; (5) Company press releases. Excludes October 2021 production (not disclosed); (6) As of 10/31/21. 11/8/21 press release; (7) 12/3/21 press release; (8) As of 9/30/21. 10/4/21 press release; (9) N/A; (10) N/A.

A LEADER IN
HASH RATE DEPLOYED



HASH RATE DEPLOYED (EH/s)
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0
3.2
3.0
2.6
2.1
1.7
1.3
1.3
1.2
0
0
MARATHON (1)
(2)
CORE SCIENTIFIC (3)
Bitfarms (4)
HUT8 (5)
HIVE (6)
argo (7)
GREENIDGE (8)
Cipher (9)
TERAWULF (10)

(1) 12/3/21 press release; (2) As of 11/30/21; (3) As of 9/30/21. 10/19/21 analyst event presentation; (4) 12/1/21 press release; (5) 12/2/21 press release; (6) 12/3/21 press release; (7) As of 10/31/21. 11/8/21 press release; (8) As of 9/30/21. 10/4/21 press release; (9) N/A; (10) N/A.

ROBUST HASH RATE GROWTH

Since 2019, Riot has executed multiple long-term purchase orders with Bitmain, with expected monthly deliveries through 2022 Q4

Riot's aggregate Bitcoin self-mining hash rate capacity estimated to reach:

9 EH/s
by Q4 2022



10
8
6
4
2
0
JAN-21
FEB-21
MAR-21
APR-21
MAY-21
JUN-21
JUL-21
AUG-21
SEP-21
OCT-21
NOV-21
DEC-21
JAN-22
FEB-22
MAR-22
APR-22
MAY-22
JUN-22
JUL-22
AUG-22
SEP-22
OCT-22
NOV-22
DEC-22
CURRENT HASH RATE
EXPANDING HASH RATE

A LEADER IN
COST OF PRODUCTION

Third quarter average net power cost for Riot self-mining at Whinstone was 2.4c/kWh

RIOT'S POWER STRATEGY INCLUDES:

- Long-term, low-cost power purchase agreement
- Participation in grid revenue programs
- Real-time power procurement



POWER COST ($/MWh)
50
45
40
35
30
25
20
15
10
5
0
22
24
27
35
36
40
40
42
Greenidge(1)
Riot(2)
Cipher(3)
Hut 8(4)
Core(5)
Bitfarms(6)
Hive(7)
Marathon(8)

(1) Merger presentation as of March 22, 2021; (2) Power cost at Whinstone facility; (3) Merger presentation as of March 2021; (4) Publicly disclosed rate for operational facility in Medicine Hat; (5) July 2021 merger presentation; (6) October 2021 investor presentation; (7) Quebec facility; September 2020 investor presentation; (8) Includes hosted machines; November 2021 investor presentation.

A LEADER IN
BITCOIN MINING TECHNOLOGY

- First industrial-scale immersion-cooled Bitcoin mining operation
- 200 MW of 400 MW expansion is committed to using immersion-cooling technology
- Helps machines run at significantly cooler operating temperatures than traditional air-cooling, resulting in increased hash rate and improved financial output

PROLONGED MACHINE LIFE WITH REDUCED MAINTENANCE REQUIREMENTS + INCREASED HASH RATE OF MACHINE = IMPROVED FINANCIAL OUTPUT

VERTICAL INTEGRATION IS A SUPERIOR LONG-TERM STRATEGY

More direct control over own infrastructure drives superior financial returns and greater financial flexibility

1ST STRATEGIC BENEFIT

CONTROL

More Control over Business

- Development
- Deployment
- Security
- Suppliers

→

2ND STRATEGIC BENEFIT

FINANCIAL

Superior Financial Profile

- Better long-term IRR, payback period, and profitability
- Potential greater balance sheet flexibility
- Institutional financial clients

1ST BENEFIT IN ACTION: CONTROL

COST RISK
Ability to "plug in" miners upon arrival at known cost (do not need to constantly negotiate with hosting providers)

SUPPLIER RISK
No reliance on third-party hosting providers, limiting counter-party risk

EXECUTION RISK
Control over infrastructure development timelines to match deployment schedule of miners

MARKET RISK
Low production cost provides substantial downside protection during market corrections

SECURITY RISK
24/7 on-site monitoring of cyber and physical operations

FINANCIAL RISK
If desired, infrastructure affords an alternative financing source with a substantially lower cost of capital than miner financing

2ND BENEFIT IN ACTION: SUPERIOR FINANCIAL PROFILE



MONTHLY MINING PROFIT ($ IN MILLIONS)
$30
$20
$10
$0
Vertical Integration Mining Profit
Non-Vertical Integration Mining Profit
Vertical Integration IRR
Non-Vertical Integration IRR

	5-Year IRR	Payback	Time Until Machines Turn Off	Cumulative Profit Until Turn Off
VERTICAL INTEGRATION	125%	11.1 months	~76 months	~$518mm
NON-VERTICAL INTEGRATION	105%	12.5 months	~64 months	~$480mm

Note: Estimated; see page 27 in Appendix for detailed outline of key assumptions underlying analysis.

MANAGEMENT & BOARD

Unique, Bitcoin-focused strategic vision

Veteran public company expertise & support

Supported by industry-leading infrastructure expansion capabilities

Highly experienced independent board



JASON LES
CEO & BOARD MEMBER
BENJAMIN YI
EXECUTIVE CHAIRMAN
JEFF MCGONEGAL
CFO
MEGAN BROOKS
COO
WILLIAM JACKMAN
GENERAL COUNSEL
RYAN WERNER
VP FINANCE
PHIL MCPHERSON
VP CAPITAL MARKETS
CHAD HARRIS
CEO, WHINSTONE US
LYLE THERIOT
COO, WHINSTONE US
ASHTON HARRIS
CTO, WHINSTONE US
DAVID SCHATZ
VP OPERATIONS, WHINSTONE US
HUBERT MARLEAU
LEAD INDEPENDENT DIRECTOR
HANNAH CHO
INDEPENDENT DIRECTOR
LANCE D'AMBROSIO
INDEPENDENT DIRECTOR

Supported by team of 150+ employees with expertise in construction, deployment, procurement, etc.

RELEVANT FINANCIAL HIGHLIGHTS



REVENUE ($MM)
$80.0
$60.0
$40.0
$20.0
$0.0
$23.2
$34.3
$64.8
2021 Q1
2021 Q2
2021 Q3



BITCOIN MINED
1500
1000
500
0
491
675
1,292
2021 Q1
2021 Q2
2021 Q3



EARNINGS PER SHARE
$0.30
$0.20
$0.10
$0.0
($0.10)
($0.20)
$0.09
$0.22
($0.16)
2021 Q1
2021 Q2
2021 Q3



ADJUSTED EBITDA ($MM)(1)
40
30
20
10
0
$11.1
$20.9
$37.6
2021 Q1
2021 Q2
2021 Q3

(1) Non-GAAP financial measure (definition and/or reconciliation in Appendix on slide 28).

RIOT

Riot Blockchain, Inc.

CONTACT: ir@riotblockchain.com

Appendix

ILLUSTRATIVE MINING BUILD

		2022E	2023E	2024E	TOTAL OVER FIRST 3 YEARS OF LIFESPAN
Single S19 Pro	BTC Mined	0.14	0.08	0.04	0.26
	Direct Costs	$922	$922	$922	$2,767
100 MW Building (~28,000 miners)	BTC Mined	3,894	2,374	1,200	7,468
	Direct Costs	$26,352,000	$26,352,000	$26,352,000	$79,056,000

Note: Assumes linear growth in network hashrate with year-end targets of 198, 334, 537, and 623 EH/s in 2021, 2022, 2023, and 2024, respectively. Assumes block reward of 6.25 BTC and 0 transaction premium through April 2024, then halves the block reward to 3.125 BTC and 0 transaction premium in May 2024. Assumes S19 Pro performance of 110 TH/s at 3,500 W. Assumes power cost of $0.025 c/kWh and infrastructure operating cost of $0.005 per kWh. Assumes no increase in direct costs.

ELECTRICAL INFRASTRUCTURE

THE BACKBONE OF THE THE DIGITAL ECONOMY



High Voltage
Medium Voltage Transformer
Padmount Transformer
Cables
Panel Box
Power Distribution Unit
Power Supply
ASIC Miner
BITCOIN

SECURING CRITICAL COMPONENTS
FOR WHINSTONE 700 MW BUILDOUT

	REQUIRED UNITS	PURCHASED UNITS	DELIVERED UNITS	UNITS INSTALLED
High Voltage Transformers	7	7	5	5
Medium Voltage Transformers	284	284	284	100
Medium Voltage Cables	89,400	89,400	26,400	39,000
Low Voltage Cables	1,662,600	1,662,600	1,263,000	811,800
Medium Voltage Switchgear	38	38	22	21
Low Voltage Panel Boards	944	944	788	776
Power Distribution Unit	14,388	14,388	14,004	10,164

ACQUISITION OF ESS METRON

ESSMETRON

On December 1, 2021, Riot acquired ESS Metron, a premier provider of highly-engineered electrical equipment solutions, for approximately $50 million(1)

Over **sixty years** of experience and a **leading supplier** to third-parties

De-risks procurement of **mission-critical** infrastructure

Enhances Riot's **competitive position** across the electrical supply chain

Critical component in developing Riot's **customized immersion-cooling technology**

ESS Metron is a key provider of many of the critical Bitcoin mining components highlighted on page 25.

(1) Consisting of up to 715,413 shares of Riot common stock and $25 million in cash.

KEY ASSUMPTIONS TO
"2ND BENEFIT IN ACTION: SUPERIOR FINANCIAL...

OVERALL ASSUMPTIONS

- Timing: 10-year forecast with starting date of 1/1/22 with halvings estimated to occur in May 2024 and May 2028
- Network: Starting network hash rate of 200 EH/s increasing by 10 EH/s, except for months when a halving occurs. When a halving occurs, it is assumed that network hash rate declines by 25%. Block reward of 6.25 bitcoins through April 2024, 3.125 bitcoins from May 2024 through April 2028, and 1.5625 bitcoins from May 2028 through December 2031. No transaction fees. Constant bitcoin price
- Miners: 110 TH/s and 3,500 W per miner. Constant miner pricing of $6,250 per unit
- Operating Costs: $0.005 / kWh

VERTICAL INTEGRATION

- Infrastructure and Miner Capex: ~$209 million, comprised of ~28,570 miners at $6,250 per unit and 100 MW of electrical infrastructure at $30 million
- Power Cost: $0.025 / kWh

NON-VERTICALLY INTEGRATED

- Infrastructure and Miner Capex: ~$209 million, comprised of ~33,370 miners at $6,250 per unit
- Fixed Hosting Fee: $0.045 / kWh
- Expedite Fees: One-time upfront investment of ~$190 per miner, roughly consistent with per unit fee as recently disclosed in peer's May 2021 hosting agreement
- Construction Bridge Loan: 18-month, 0% interest, bridge loan provided to hosting partner of ~$920 per miner for construction of electrical infrastructure, roughly consistent with per unit amount as recently disclosed in peer's May 2021 hosting agreement

ADJUSTED EBITDA RECONCILIATION

EBITDA COMPUTATION	2021 Q1	2021 Q2	2021 Q3
NET INCOME (LOSS)	**$7,530**	**$19,337**	**$(15,343)**
Interest (income) expense	(175)	(80)	(40)
Income tax expense	-	3,730	-
Depreciation and amortization	2,846	5,738	12,207
EBITDA	**$10,201**	**$28,725**	**$(3,176)**
ADJUSTMENTS:			
Non-cash/non-recurring operating expense:			
Stock-based compensation expense	936	969	36,023
Acquistion related costs	-	18,342	552
Change in fair value of derivative asset (gain) loss	-	(16,578)	(7,228)
Change in fair value of contingent consideration (gain) loss	-	185	259
Impairment of cryptocurrencies	-	17,507	-
Realized (gain) on sale/exchange of long-term investment	-	(26,260)	-
Realized (gain) on sale/exchange of cryptocurrencies	-	(29)	(65)
Unrealized loss (gain) on marketable equity securities	-	(339)	11,151
Other (income) expense	-	(1,510)	45
Other revenue, (income) expense items:			
License fees	(24)	(24)	(25)
ADJUSTED EBITDA	**$11,113**	**$20,908**	**$37,576**

Adjusted EBITDA is a financial measure defined as our EBITDA, adjusted to eliminate the effects of certain non-cash and/or non-recurring items, that do not reflect our ongoing business operations. Adjusted EBITDA represents net income before interest, taxes, depreciation, amortization and certain non-cash, non-recurring and other adjustment items. The adjustments include fair value adjustments such as impairments of cryptocurrencies, gain or losses on sales of cryptocurrencies, derivative power contract adjustments, equity securities value changes, and non-cash stock-based compensation expense, in addition to financing and legacy business income and expense items. Adjusted EBITDA is provided in addition to, and should not be considered to be a substitute for, or superior to, the comparable measure under U.S. GAAP.

ESG Focus

BITCOIN MINING:
ENERGY USE


31.3%
Global Energy Production
68.7%
ENERGY CONSUMPTION
UNUSED ENERGY

76% of Bitcoin miners utilize renewable energy as a part of their energy mix, with renewable energy accounting for ~40% of overall energy mix[1]

Bitcoin miners are incentivized to minimize their power costs and seek out under-utilized renewables infrastructure


0.2%
Total Unused Energy
99.8%
BTC ENERGY CONSUMPTION
REMAINING UNUSED ENERGY

Source: https://ourworldindata.org/energy-production-consumption. University of Cambridge Centre for Alternative Finance Bitcoin Electricity Consumption Index.

BITCOIN MINING:
ENABLING THE ENERGY TRANSITION

Solar and wind are the least expensive energy sources in the world; however, they are also an intermittent power supply

Many new solar and wind deployments are limited or delayed due to grid congestion caused by their intermittent nature

Grid congestion from intermittent supply can be alleviated through congruent intermittent demand

Bitcoin mining operations provide the intermittent demand that allows additional supply to enter the market and stabilize the grid

Bitcoin mining serves as a complementary technology for clean energy production and storage

Source: Bitcoin Clean Energy Initiative.

Bitcoin 101

WHAT IS BITCOIN?

Decentralized – it is not controlled by any government, entity, or person (as compared to fiat currencies)

The data structure (blockchain) serves as the public ledger of all transactions

Dominant cryptocurrency with a US $1 trillion global market capitalization[1]

Sound money, with a supply of only 21 million coins coded into its supply schedule

The strongest, most secure, and most decentralized network of all cryptocurrencies

(1) Coinmarketcap.com as of 12/7/21.

BITCOIN MINING:
THE PROCESS

Repeatedly guessing inputs into an algorithm until the desired output is observed

- Bitcoin transactions are pooled together in a "block"
- Once a block is formed, miners compete to solve it, which is difficult to do but simple to verify
- After it is solved, the transactions are "verified" by the network
- The new block of verified transactions is attached to a chain of prior blocks ("blockchain")
- For solving the puzzle, miners are rewarded with Bitcoin, which occurs every 10 minutes, on average

Currently, the reward is 6.25 BTC per block solved, totaling approximately 900 BTC per day network-wide

BITCOIN MINING:
PROFITABILITY DRIVERS

Annual Mining Profitability =

$$\left[\left(\frac{\text{Riot's Hash Rate}}{\text{Network Hash Rate}}\right) \times \left(\text{Price of BTC}\right) \times \left(\left(\text{6.25 Block Reward}\right) + \left(\text{Transaction Premium}\right)\right) \times \left(\text{52,560 Blocks per Year}\right)\right] - \left[\left(\text{Price of Miners}\right) + \left(\text{Cost of Electricity}\right) + \left(\text{Riot's Corporate Expenses}\right)\right]$$

WHAT RIOT CONTROLS

- ✓ Riot's hash rate
- ✓ Cost of electricity
- ✓ Corporate expenses

WHAT RIOT DOESN'T CONTROL

- ✗ Network hash rate
- ✗ Price of BTC
- ✗ Block rewards & # of blocks per year
- ✗ Price of miners

BITCOIN "HALVING" OVERVIEW

Bitcoin's fixed supply schedule is driven by programmatic changes in the block reward; every 210,000 blocks (roughly every four years) the block reward is reduced by 50% (i.e., "halving"). Following each halving, Bitcoin miners receive half the Bitcoin block per block mined.

HISTORICAL BITCOIN PRICE AND "HALVINGS"



BTC PRICE
(LOGARITHMIC SCALE)
100,000
10,000
1,000
100
10
1
JAN-12
JAN-13
JAN-14
JAN-15
JAN-16
JAN-17
JAN-18
JAN-19
JAN-20
JAN-21
JAN-22
JAN-23
JAN-24

All else being equal, this results in a reduction of mining revenue. The halving mechanism results in an ever-decreasing issuance rate of Bitcoin as the supply asymptotically approaches its maximum supply of 21 million, currently estimated by July 2141. Following each historical halving, Bitcoin has experienced significant price appreciation in the ensuing 18 months.

GLOSSARY

BITCOIN (BTC) a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of Bitcoin

BLOCKCHAIN a system in which a record of transactions made in Bitcoin or another cryptocurrency is maintained across several computers that are linked in a peer-to-peer network

BLOCK a file that contains a "permanent" record of transactions

MINING the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the blockchain

HASH RATE the measure of a miner's performance; number of calculations a miner can perform in 1 second as it works to solve the block

BLOCK REWARD the amount of Bitcoin awarded for successfully mining / verifying a block

avg. # of BTC mined each day
=
(Block Reward) x (6x/hr) x (24 hrs/day)

(6.25 BTC/Block) x (6x/hr) x (24hrs/day)
=
900 BTC mined each day on avg.